AMENDMENT TWO TO THE
UHS HOLDCO, INC SECURITYHOLDERS AGREEMENT

This Amendment Two (this “Amendment”), dated as of August 14, 2017, to the Securityholders Agreement, dated as of May 31, 2007 (as amended by Amendment One on March 26, 2015), by and among UHS Holdco, Inc., a Delaware corporation (the “Company”), (ii) IPC/UHS, L.P., a Delaware limited partnership (“IPC/UHS”), and IPC/UHS Co-Investment Partners, L.P., a Delaware limited partnership (“IPC Co-Investment” and, together with IPC/UHS, “IPC”), Gary D. Blackford, Kathy Blackford and the Other Holders (the “Agreement”).

WHEREAS, Section 8 of the Agreement permits the Company and the IPC Majority Holders to approve certain amendments of any provision of the Agreement; and

WHEREAS, the Company and the IPC Majority Holders desire to amend the Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement.
2. Amendment to the Agreement. The Agreement is hereby amended or modified as follows:

Section 6(d) of the Agreement is hereby amended in its entirety to read as follows:

The preemptive rights contained in this Section 6 shall not apply to the issuance of Common Stock Equivalents or other equity securities (i) as a stock dividend or other distribution or upon any subdivision, split or combination of the outstanding capital stock; (ii) upon conversion, exchange or redemption of any outstanding convertible or exchangeable securities; (iii) as a grant to any existing or prospective directors, officers or other employees, consultants or service providers of the Company or any of its Subsidiaries pursuant to the Stock Option Plan, regardless of when granted; (iv) upon exercise of any outstanding options or warrants; and (v) as consideration (whether partial or otherwise) for the purchase by the Company or any of its Subsidiaries of assets constituting a business unit or of the stock or other equity securities of any Person.

3. Effectiveness of Amendment; Limited Effect.  Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the parties hereto. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement. Each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Agreement in any other agreements, documents, or

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instruments executed and delivered pursuant to, or in connection with, the Agreement, will mean and be a reference to the Agreement as amended by this Amendment.
4. Miscellaneous.

(a) This Amendment and all related documents are governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Delaware.

(b) This Amendment shall inure to the benefit of and be binding upon each of the parties to the Agreement and each of their respective successors and permitted assigns.
(c) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d) This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement.  Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e) This Amendment constitutes the sole and entire agreement of the parties hereto with respect to the subject matter contained herein and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

UHS HOLDCO, INC.

By:/s/ Robert Juneja

Name: Robert Juneja

Title: Director

IPC/UHS, L.P.

By:IPCIII GP, LLC,

its general partner

By:Irving Place Capital Partners III SPV, L.P.,

its Sole Member

By:IPC Advisers III, SVP, L.P.

its general partner

By:IPCM GP, LLC

its general partner

By:/s/ John Howard

Name: John Howard

Title: Co-Managing Partner

IPC/UHS CO-INVESTMENT PARTNERS, L.P.

By:IPCIII GP, LLC,

its general partner

By:Irving Place Capital Partners III SVP, L.P.,

its Sole Member

By:IPC Advisers III SVP, L.P.

its general partner

By:IPCM GP, LLC

its general partner

By:/s/ John Howard

Name: John Howard

Title: Co-Managing Partner

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